UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2004

Entrada Networks, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-26952	33-0676350
(Commission File Number)	(IRS Employer Identification No.)

5755 Oberlin Drive, Suite 204, San Diego, CA 92121
(Address of principal executive offices, with zip code)

(858) 597-1102
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

    We announced on November 2, 2004 that our 2250 series Fiber Distributed Data Interface (FDDI) PMC adapter cards produced by Rixon Networks, Inc., our wholly owned subsidiary, have been selected by Raytheon Integrated Defense Systems (IDS) for application in the U.S. Navy's highly automated Ship Self-Defense System (SSDS) Open Architecture program. SSDS is designed to provide rapid-reaction anti-air defense capability against anti-ship missiles. Raytheon IDS is the prime contractor and systems integrator.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release Issued by Entrada Networks, Inc. dated November 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRADA NETWORKS, INC.
Date: November 4, 2004

By: /s/ Davinder Sethi
Davinder Sethi, Ph.D.
Chief Financial Officer
Principal Accounting Officer